Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Tax Status [Line Items]
Income Tax Status

Note 5 — Income Tax Status

The underlying volume submitter plan has received an opinion letter from the Internal Revenue Service (“IRS”) dated June 30, 2020, stating that the form of the plan is qualified under Section 401 of the IRC and, therefore, the related trust is tax-exempt. Aimco has determined that it is eligible to, and has chosen to, rely on the current IRS volume submitter opinion letter. Once qualified, the Plan is required to operate in conformity with the IRC to maintain its qualified status. Although the Plan document has been amended since receiving the opinion letter, Aimco believes the Plan is being operated in compliance with the applicable requirements of the IRC and, therefore, believes the Plan is qualified and is tax-exempt.

GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. Plan management has analyzed the tax positions taken by the Plan and has concluded that there are no uncertain positions taken or expected to be taken as of December 31, 2025 and 2024. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.